UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Report to Shareholders

Institutional Emerging Markets Bond Fund	December 31, 2013

Highlights

  Emerging markets bonds fell in 2013 as concern about Federal Reserve tapering triggered outflows from the asset class.

  The Institutional Emerging Markets Bond Fund returned -5.33% for the year, performing roughly in line with the J.P. Morgan Emerging Markets Bond Index Global Diversified.

  We plan to emphasize emerging markets corporate bonds as a way to gain exposure to the economic growth and increasing middle-class consumption in developing countries.

  We expect near-term volatility as the Fed reduces the pace of its asset purchases, but healthy fiscal positions, generally solid credit quality, and attractive yields should continue to lure investors to emerging markets bonds.

The views and opinions in this report were current as of December 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Emerging Markets Bond Fund

Dear Investor

Investor concern about the Federal Reserve tapering its asset purchases began to build in May and triggered a sell-off in emerging markets debt, leading to losses for the asset class for the year. Debt issued in developing nations that are dependent on foreign inflows to fund large current account deficits experienced the largest declines, but almost all emerging markets bonds sold off over the summer. Bonds issued in the emerging countries with stronger economic fundamentals recovered to some degree in the fourth quarter after the Fed unexpectedly delayed tapering in September.

As seen in the Performance Comparison table, the Institutional Emerging Markets Bond Fund returned -5.33% for the 12 months ended December 31, 2013. The fund slightly underperformed the J.P. Morgan Emerging Markets Bond Index Global Diversified. The fund’s underweight to Argentina was a negative relative performance factor, while security selection in China and Russia contributed positively.

Market Environment

Early in the year, the continued accommodative monetary policies of central banks in developed markets flooded the financial system with liquidity. Investors searching for yield in the environment of very low interest rates found what they were looking for in emerging markets bonds, leading to healthy first-quarter returns for the asset class. The generally healthy fiscal condition and economic growth outlook for many emerging markets encouraged investors to purchase bonds issued by emerging markets governments and corporations.

However, the Fed began to make statements in May designed to prepare the markets for an eventual reduction in the scale of its monthly asset purchases. Worries tied to potential Fed tapering affected emerging markets debt, both sovereign and corporate, as a stronger U.S. dollar reduced the attractiveness of borrowing in dollars to fund purchases of riskier assets, including emerging markets bonds. Emerging markets currencies quickly depreciated. On the fundamental side, economic growth in many emerging countries slowed while inflation fears persisted, contributing to the outflows. Countries with large current account deficits, such as the “fragile five”—India, Indonesia, Turkey, Brazil, and South Africa—suffered as a result of these outflows and were viewed as primary examples of the challenges facing emerging economies. All of these countries also have upcoming elections, making it politically difficult to implement the necessary policy and structural reforms.

With the September delay in Fed tapering, stability returned to emerging markets, though investors were much more selective than at the beginning of the year. Bonds issued in developing economies with better prospects for making necessary reforms, such as Mexico, recovered more of their lost ground than debt from the countries with large current account deficits. Emerging markets corporate bonds performed better in the fourth quarter than emerging markets sovereign debt denominated in hard currencies (U.S. dollars and euros) or local currencies. Many emerging markets currencies lost considerable ground in 2013; the South African rand, for example, finished 2013 down 19% against the dollar, and the Brazilian real fell more than 13%.

Portfolio Review and Positioning

Our underweight to Argentina was a major detractor from the fund’s relative performance as the country’s debt rallied amid signs that the current Argentine government, which is generally unfriendly to investors, may not fare well in the country’s upcoming elections. However, we did not change our underweight allocation to Argentina because we believe that it still holds significant default risk over the medium term. The country continues to battle with holders of its sovereign debt that defaulted in 2001 about accepting repayment significantly below the face value of the bonds, and its economic fundamentals are deteriorating.

On the other hand, our security selection in China, led by an allocation to Chinese corporate bonds that are not included in the benchmark, was a positive factor in the fund’s relative performance. Holdings in the Chinese real estate sector, including debt issued by Country Garden Holdings and KWG Property Holding, and consumer names such as Studio City Finance generated particularly good returns. Our outlook on these sectors and Chinese corporate bonds in general remains positive as a result of China’s plans to deregulate and open up some industries. We also believe that the country’s relaxation of the longstanding one-child policy will have profoundly positive implications for economic growth. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

In addition, our security selection in Russia contributed to the fund’s relative performance. Many corporate bond issuers in Russia benefited from the improved investor appetite for risk after the Fed delayed a reduction in the pace of its asset purchases in September. Russia’s strong sovereign balance sheet and lower vulnerabilities to price declines in an environment of rising interest rates contributed to the positive investor sentiment, and we expect those factors to continue to support solid returns for select Russian corporate bonds.

Our holdings of Ukrainian corporate bonds, which are not included in the benchmark, were strong performers. In particular, consumer sector bonds issued by Mriya Agro Holding, an agricultural company, and MHP, Ukraine’s leading poultry producer, were among the fund’s top performers. These issuers should continue to benefit from rising domestic consumption and the growth of the middle class in Ukraine.

We anticipate maintaining overweights to some emerging markets that have been boosted by the economic recovery in developed countries. For example, Mexico benefits from stronger economic expansion in the U.S., and the stabilizing economy in the eurozone should help several smaller countries in Eastern Europe. We have a positive outlook for China, although future growth in that country is likely to come from domestic consumption rather than external demand. From a broader perspective, we are focused on emerging markets corporate debt as a way to gain exposure to the strong growth potential of emerging economies and middle-class consumption in those countries.

We also expect the strengthening U.S. dollar that started when the Fed began to telegraph its tapering intentions to remain a major factor in emerging markets debt. This trend should make emerging markets bonds denominated in local currencies less attractive as the Fed gradually winds down its quantitative easing program in 2014. In addition, the likely further depreciation in the currencies of some emerging nations will help exporters. As a result, we plan to take positions in corporate bonds that would benefit from depreciation in currencies such as the Brazilian real.

Outlook

The Fed’s December announcement that it will begin to taper its asset purchases in January 2014 removed a significant element of uncertainty from the global fixed income markets. Yields on many emerging markets bonds have increased to reflect this adjustment in the Fed’s accommodative monetary policy and now present more attractive relative value. However, we expect some volatility in the near term as the Fed implements and possibly adjusts the tapering process.

Unlike the first quarter of 2013, we expect future investor inflows into emerging markets to be more discriminating between countries. Overall inflows may remain weak through the first half of 2014 as several emerging countries enter local election cycles that may be more contentious than in the recent past. However, we expect lower net issuance of emerging markets sovereign bonds to offset this tepid demand to some extent. Over the medium to long term, we believe that issuer-specific factors will be a large driver of performance in the asset class amid stronger inflows as uncertainties about elections and economic growth fade.

From a broader perspective, economic growth across emerging markets remains strong relative to many developed countries, although growth has slowed in developing nations in recent years. Country-level economic forecasts are somewhat dependent on the ability of policymakers in troubled countries to implement needed structural reforms.

Despite the sell-off in emerging markets debt in 2013, many of its attractive features—including solid credit quality, relatively attractive yields, and strong diversification potential—remain intact. We believe that these benefits will support inflows and total return potential over the long term as global fixed income investors address underinvestment in emerging markets. We also believe that the extended reach of T. Rowe Price’s global credit and equity research platforms, combined with our emphasis on collaboration across those platforms, gives us a critical edge in analyzing both risks and opportunities in emerging fixed income markets.

Respectfully submitted,

Michael J. Conelius
Chairman of the fund’s Investment Advisory Committee.

January 27, 2014

The committee chairman has day-to-day responsibility for the portfolio and works with committee members in developing and executing the fund’s investment program.

Risk of International Bond Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

Glossary

Duration: A measure of a bond’s or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage-point rise in rates, and vice versa.

J.P. Morgan Emerging Markets Bond Index Global Diversified: A capitalization-weighted index tracking emerging market government bonds denominated in local currencies.

Weighted average maturity: A measure of a fund’s sensitivity to interest rates. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Emerging Markets Bond Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Emerging Markets Bond Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Emerging Markets Bond Fund
December 31, 2013

## Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2013. Purchase and sales cost and investment income reflect all activity for the period then ended.

| Affiliate | Purchase Cost | Sales Cost | Investment Income | Value 12/31/13 | Value 12/31/12 |
|---|---|---|---|---|---|
| T. Rowe Price Reserve Investment Fund, 0.05% | ¤ | ¤ | $ 10 | $ 11,244 | $ 8,025 |
| Totals | | | $ 10 | $ 11,244 | $ 8,025 |

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

| | |
|---|---|
| Investment in securities, at cost | $ 11,244 |
| Dividend income | 10 |
| Interest income | - |
| Investment income | $ 10 |
| Realized gain (loss) on securities | $ - |
| Capital gain distributions from mutual funds | $ - |

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Emerging Markets Bond Fund
December 31, 2013
($000s, except shares and per share amounts)

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Emerging Markets Bond Fund
($000s)

| | | Year Ended 12/31/13 |
|---|---|---|
| **Investment Income (Loss)** | | |
| Income | | |
| Interest | $ | 15,307 |
| Dividend | | 10 |
| Other | | 89 |
| Total income | | 15,406 |
| Investment management and administrative expense | | 1,831 |
| Net investment income | | 13,575 |
| **Realized and Unrealized Gain / Loss** | | |
| Net realized gain (loss) | | |
| Securities | | 1,887 |
| Swaps | | 71 |
| Foreign currency transactions | | 781 |
| Net realized gain | | 2,739 |
| Change in net unrealized gain / loss | | |
| Securities | | (31,066) |
| Swaps | | (66) |
| Other assets and liabilities denominated in foreign currencies | | 64 |
| Change in net unrealized gain / loss | | (31,068) |
| Net realized and unrealized gain / loss | | (28,329) |
| **DECREASE IN NET ASSETS FROM OPERATIONS** | **$** | **(14,754)** |

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Emerging Markets Bond Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Emerging Markets Bond Fund
December 31, 2013

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Emerging Markets Bond Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on November 30, 2006. The fund seeks to provide high income and capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance On January 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2013:

There were no material transfers between Levels 1 and 2 during the year.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2013, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2013, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2013, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of December 31, 2013, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of December 31, 2013, cash of $31,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended December 31, 2013, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 11% and 15% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements are executed in the OTC market and can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets, and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit, both of which are indicators of market valuations of credit quality. Therefore, payment risk increases as the price of the relevant underlying credit or credit rating declines. As of December 31, 2013, the notional amount of protection sold by the fund totaled $1,300,000 (0.5% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended December 31, 2013, the fund’s exposure to swaps, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At December 31, 2013, approximately 92% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Noninvestment-Grade Debt Securities At December 31, 2013, approximately 38% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $160,410,000 and $125,092,000, respectively, for the year ended December 31, 2013.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital. Reclassifications between income and gain relate primarily to the character of net currency losses. For the year ended December 31, 2013, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2013 and December 31, 2012, were characterized for tax purposes as follows:

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.70% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates (collectively, T. Rowe Price funds) may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At December 31, 2013, approximately 73% of the fund’s outstanding shares were held by T. Rowe Price funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional International Funds, Inc. and
Shareholders of T. Rowe Price Institutional Emerging Markets Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Emerging Markets Bond Fund (one of the portfolios comprising T. Rowe Price Institutional International Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 14, 2014

Tax Information (Unaudited) for the Tax Year Ended 12/31/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $2,687,000 from long-term capital gains, subject to the 15% rate gains category.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

William R. Brody (1944) 2009 [157]

President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, Novartis, Inc. (2009 to present); Director, IBM (2007 to present); President and Trustee, Johns Hopkins University (1996 to 2009); Chairman of Executive Committee and Trustee, Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering (1945) 1991 [157]

Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director and Member of the Advisory Board, Deutsche Bank North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004 to 2012)

Donald W. Dick, Jr. (1943) 1989 [157]	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)

Bruce W. Duncan (1951) 2013 [157]

President, Chief Executive Officer, and Director, First Industrial Realty Trust, owner and operator of industrial properties (2009 to present); Chairman of the Board (2005 to present), Interim Chief Executive Officer (2007), and Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company; Senior Advisor, Kohlberg, Kravis, Roberts & Co. LP, a global investment firm (2008 to 2009); Trustee, Starwood Lodging Trust, a real estate investment trust and former subsidiary of Starwood (1995 to 2006)

Robert J. Gerrard, Jr. (1952) 2012 [157]

Advisory Board Member, Pipeline Crisis/Winning Strategies (1997 to present); Chairman of Compensation Committee and Director, Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President and General Counsel, Scripps Networks, LLC (1997 to 2009)

Karen N. Horn (1943) 2003 [157]

Limited Partner and Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present); Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Paul F. McBride (1956) 2013 [157]	Former Company Officer and Senior Vice President, Human Resources and Corporate Initiatives (2004 to 2010)

Cecilia E. Rouse, Ph.D. (1963) 2012 [157]

Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC (2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic Research’s Labor Studies Program (1998 to 2009 and 2011 to present); Member, President’s Council of Economic Advisors (2009 to 2011); Member, The MacArthur Foundation Network on the Transition to Adulthood and Public Policy (2000 to 2008); Member, National Advisory Committee for the Robert Wood Johnson Foundation’s Scholars in Health Policy Research Program (2008); Director and Member, National Economic Association (2006 to 2008); Member, Association of Public Policy Analysis and Management Policy Council (2006 to 2008); Member, Hamilton Project’s Advisory Board at The Brookings Institute (2006 to 2008); Chair of Committee on the Status of Minority Groups in the Economic Profession, American Economic Association (2006 to 2008 and 2012 to present)

John G. Schreiber (1946) 2001 [157]

Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, General Growth Properties, Inc. (2010 to present); Director, BXMT (formerly Capital Trust, Inc.), a real estate investment company (2012 to present); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present)

Mark R. Tercek (1957) 2009 [157]	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman Sachs Group, Inc. (1984 to 2008)

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2006 [157]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, and Director, T. Rowe Price International; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955) 2006 [105]

Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth) Position Held With Institutional International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Roy H. Adkins (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Christopher D. Alderson (1962) President

Director and President–International Equity, T. Rowe Price International; Company’s Representative, Director, and Vice President, Price Hong Kong; Director and Vice President, Price Singapore; Vice President, T. Rowe Price Group, Inc.

Paulina Amieva (1981) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Malik S. Asif (1981) Vice President

Vice President, T. Rowe Price International; formerly student, The University of Chicago Booth School of Business (to 2012); Investment Consultant–Middle East and North Africa Investment Team, International Finance Corporation–The World Bank Group (to 2010); Equity Research Associate, Keefe, Bruyette & Woods, Inc. (to 2009)

Peter J. Bates, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Oliver D.M. Bell, IMC (1969) Executive Vice President

Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Head of Global Emerging Markets Research, Pictet Asset Management Ltd. (to 2011) and Portfolio Manager of Africa and Middle East portfolios and other emerging markets strategies, Pictet Asset Management Ltd. (to 2009)

R. Scott Berg, CFA (1972) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Peter I. Botoucharov (1965) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Director–EMEA Macroeconomic Research and Strategy (to 2012); Independent Financial Advisor, Global Source (to 2010)

Brian J. Brennan, CFA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Carolyn Hoi Che Chu (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly Director, Bank of America Merrill Lynch, and Co-head of credit and convertibles research team in Hong Kong (to 2010)

Archibald Ciganer Albeniz, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Richard N. Clattenburg, CFA (1979) Executive Vice President	Vice President, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Michael J. Conelius, CFA (1964) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

José Costa Buck (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Richard de los Reyes (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Michael Della Vedova (1969) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Cofounder and Partner, Four Quarter Capital (to 2009)

Shawn T. Driscoll (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Bridget A. Ebner (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark J.T. Edwards (1957) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

David J. Eiswert, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Roger L. Fiery III, CPA (1959) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company

Paul D. Greene II (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gregory K. Hinkle, CPA (1958) Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Stefan Hubrich, Ph.D., CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Leigh Innes, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Randal S. Jenneke (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Senior Portfolio Manager, Australian Equities (to 2010)

Yoichiro Kai (1973) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Japanese Financial/Real Estate Sector Analyst/Portfolio Manager, Citadel Investment Group, Asia Limited (to 2009)

Andrew J. Keirle (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Ian D. Kelson (1956) Executive Vice President	Director and President–International Fixed Income, T. Rowe Price International; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Christopher J. Kushlis, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Mark J. Lawrence (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

David M. Lee, CFA (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Patricia B. Lippert (1953) Secretary	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Christopher C. Loop, CFA (1966) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Anh Lu (1968) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Sebastien Mallet (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Daniel Martino, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jonathan H.W. Matthews, CFA (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Raymond A. Mills, Ph.D., CFA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Sudhir Nanda, Ph.D., CFA (1959) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joshua Nelson (1977) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jason Nogueira, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David Oestreicher (1967) Vice President

Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Vice President and Secretary, T. Rowe Price and T. Rowe Price International; Vice President, Price Hong Kong and Price Singapore

Michael D. Oh, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Kenneth A. Orchard (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Vice President, Moody’s Investors Service (to 2010)

Gonzalo Pángaro, CFA (1968) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Timothy E. Parker, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Craig J. Pennington, CFA (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Global Energy Analyst, Insight Investment (to 2010)

Frederick A. Rizzo (1969) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Christopher J. Rothery (1963) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Federico Santilli, CFA (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sebastian Schrott (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Deborah D. Seidel (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Robert W. Smith (1961) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joshua K. Spencer, CFA (1973) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David A. Stanley (1963) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Jonty Starbuck, Ph.D. (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Taymour R. Tamaddon, CFA (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Dean Tenerelli (1964) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Eric L. Veiel, CFA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970) Vice President	Vice President, T. Rowe Price

Christopher S. Whitehouse (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Ernest C. Yeung (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,691,000 and $1,802,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 14, 2014